SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                                NCRIC Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

    District of Columbia              0-25525                     52-2134774
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                               20007
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On May 15, 2003 NCRIC Group, Inc. (the "Registrant") announced that the Registrant and NCRIC, A Mutual Holding Company (the "Mutual Holding Company"), which controls a majority of the shares of the Registrant, received approval from the Commissioner of Insurance and Securities of the District of Columbia (the "Commissioner") to proceed with the transactions (the "Conversion") contemplated by the Plan of Conversion and Reorganization of NCRIC, A Mutual Holding Company, as amended (the "Plan"). Completion of the Conversion is conditioned on various events described in the Plan. The press release announcing the approval of the Commissioner is attached as an exhibit to this Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The following Exhibit is filed as part of this report:


         99     Press Release of NCRIC Group, Inc. dated May 15, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NCRIC GROUP, INC.



DATE: May 16, 2003                      By: /s/ R. Ray Pate, Jr.
                                           -------------------------------------
                                           R. Ray Pate, Jr.
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

         Exhibit No.                            Description

            99             Press Release of NCRIC Group, Inc. dated May 15, 2003